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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    ________


         Date of Report (Date of Earliest Event Reported): July 21, 2004


                           VON HOFFMANN HOLDINGS INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            333-90992                               22-1661746
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    (Commission File Number)             (I.R.S. Employer Identification No.)

               1000 CAMERA AVENUE
               ST. LOUIS, MISSOURI                       63126
      --------------------------------------            --------
     (Address of Principal Executive Offices)          (Zip Code)

                                 (314) 966-0909
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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
ITEM 5.    OTHER EVENTS.

           On July 21, 2004, Von Hoffmann Holdings Inc. issued a press release announcing a material transaction. The press release is filed herewith as
Exhibit 99.1



ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

       (a)        Not applicable
       (b)        Not applicable
       (c)        Exhibits
                  99.1   Press Release dated July 21, 2004.





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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 22, 2004




                                            VON HOFFMANN HOLDINGS INC.


                                            By:  /s/ Robert S. Mathews
                                                --------------------------------
                                                Name:  Robert S. Mathews
                                                Title: President and Chief
                                                       Executive Officer






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
                                 EXHIBIT INDEX

    Exhibit No.                     Exhibit
    -----------                     -------

     99.1               Press Release dated July 21, 2004.









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